UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2013

INFINITY RESOURCES HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-152959	51-0665952
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1375 North Scottsdale Rd, Suite 140

Scottsdale, Arizona 85257

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s telephone number, including area code) (480) 889-2650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K amends our Form 8-K dated July 16, 2013, originally filed with the Securities and Exchange Commission on July 22, 2013 (the “Original Report”). We filed the Original Report to report, among other things, our acquisition of all of the outstanding membership interests of Quest Resource Management Group, LLC, a Delaware limited liability company (referred to as Quest), not already owned by our wholly owned subsidiary, Earth911, Inc. As permitted by Items 9.01(a)(4) and 9.01(b)(2), we are filing this amendment to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b).

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by this Item 9.01(a) are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The pro forma financial information required by this Item 9.01(b) is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit No.		Description

99.1	Financial Statements of Businesses Acquired

	(i)	Quest Resource Management Group, LLC Financial Statements For the Years Ended December 31, 2012 and 2011

	(ii)	Quest Resource Management Group, LLC Unaudited Financial Statements For the Six Months Ended June 30, 2013 and 2012

99.2	Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2013	INFINITY RESOURCES HOLDINGS CORP.

	By:	/s/ Brian S. Dick
Brian S. Dick
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.		Description

99.1	Financial Statements of Businesses Acquired

	(i)	Quest Resource Management Group, LLC Financial Statements For the Years Ended December 31, 2012 and 2011

	(ii)	Quest Resource Management Group, LLC Unaudited Financial Statements For the Six Months Ended June 30, 2013 and 2012

99.2	Pro Forma Financial Information